Exhibit 99.2 Earnings Conference Call th 4 Quarter & Full-Year 2019 February 20, 2020

Forward-Looking Statements In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “intends,” “potential,” “plans,” “predicts,” “projects,” “targets,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward- looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) changes to or the elimination of Idaho Power's cost recovery mechanisms; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) abnormal or severe weather conditions, climate change, wildfires, droughts, and other natural phenomena; (e) advancement of technologies that reduce customer demand or introduce operational or cyber security risks; (f) acts or threats of terrorist incidents, or other malicious acts, acts of war, cyber- attacks, the companies’ failure to secure data or comply with privacy laws or regulations, security breaches; (g) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (h) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; (i) variable hydrological conditions or over-appropriation of surface and groundwater; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (l) accidents, fires, explosions, and mechanical breakdowns, that can damage the companies’ assets and subject the companies to third-party claims for damages; (m) increased purchased power costs and challenges associated with integrating intermittent renewable energy sources into Idaho Power's resource portfolio; (n) the failure to comply with state and federal laws, regulations, and orders; (o) changes in tax laws and the availability of tax credits; (p) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (q) the inability to obtain or cost of obtaining and complying with government permits and approvals; (r) failure to comply with mandatory reliability and security requirements; (s) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (t) the impacts of changes in economic conditions, including on customer demand; (u) the ability to obtain debt and equity financing when necessary and on reasonable terms; (v) reductions in credit ratings and potential reduction in liquidity; (w) changes in the method for determining LIBOR and the potential replacement of LIBOR; (x) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (y) the magnitude of future benefit plan funding obligations; (z) the assumptions underlying the coal mine reclamation obligations at Bridger Coal Company and related funding requirements; (aa) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (bb) Idaho Power's concentration in one industry and one region, regional economic condition and regional legislation and regulation; (cc) employee and third-party vendor workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; and (dd) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today Darrel Anderson Lisa Grow Steve Keen IDACORP President Idaho Power Company President IDACORP Senior Vice President, & Chief Executive Officer Chief Financial Officer, & Treasurer 3

Earnings Performance IDACORP, Inc. Net Income and Earnings Per Diluted Share (Thousands Except for Per Share Amounts) Three Months Year Ended December 31 Ended December 31 2019 2018 2019 2018 Net Income $ 47,136 $ 26,140 $ 232,854 $ 226,801 Average shares outstanding– diluted 50,566 50,527 50,537 50,510 Earnings per diluted share $ 0.93 $ 0.52 $ 4.61 $ 4.49 4

Record Safety Results 5 4.5 4 OSHA Recordable Rates 3.5 3 2.5 2 1.5 1 0.5 0 2000 2014 2015 2016 2017 2018 2019 National Average EEI (1k-<2k Employees) Idaho Power 5

Idaho Power Achieved Record High REDUCTION FROM 2005 LEVEL SAIFI 51% Average frequency of outages Scores was 51% LOWER than 2005 in JD Power’s 2019 SAIDI 44% Electric Residential Average duration of outages and Business was 44% LOWER than 2005 2019 Customer Satisfaction Studies in 2019 RELIABILITY 6

Growth & Economic Expansion 570,000 2.5% Idaho Power Customer Growth 560,000 550,000 540,000 530,000 520,000 2015 2016 2017 2018 2019 Treasure Valley, Idaho Top 5 States in Percent Growth, 2018 to 2019* 1 2 3 4 5 2.1% 1.7% 1.7% 1.7% 1.3% Idaho Nevada Arizona Utah Texas 7 *Source: U.S. Census Bureau

Current Coal-Fired Plant Shutdown Plan‡ A Foundation of Clean Energy ‡Idaho Power’s planned shut down and timing of Jim Bridger units is subject to a number of assumptions and uncertainties described in the 2019 Integrated Resource Plan and is subject to regulatory approval and change. Decreased Idaho Power Coal-fired Generation 8 7 6 5 4 MWh (millions) MWh 3 * 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Idaho Power does not own or operate the solar and wind facilities portrayed on this map. However, the Company 8 buys generation from these facilities under long-term power purchase agreements.

2018 to 2019 IDACORP, Inc. Net Income (millions) Net Income – For the Year Ended December 31, 2018 $ 226.8 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms $ 18.8 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms (21.4) Idaho fixed cost adjustment revenues 1.0 Retail Revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms (2.8) Transmission wheeling-related revenues (5.3) Other operations and maintenance expenses 8.7 Other changes in operating revenues and expenses, net (1.7) Prior period provision for revenue sharing with customers 5.0 Increase in Idaho Power operating income 2.3 Non-operating income and expenses, net 9.9 Income tax expense (10.1) Total increase in Idaho Power net income 2.1 Other IDACORP changes (net of tax) 4.0 Net Income – For the Year Ended December 31, 2019 $ 232.9 9

Operating Cash Flows (millions) Year Ended December 31 IDACORP 2019 2018 Net Cash Provided by Operating Activities $ 366.6 $ 491.6 Liquidity As of December 31, 2019 (millions) IDACORP(1) Idaho Power Revolving Credit Facility – Expires December 2024 $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(2) – (24.2) (1) Holding company only. (2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the Total $ 100.0 $ 275.8 optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the 10 bonds to third parties.

2020 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics (Millions Except for Per Share Amounts) 2020 Estimates(1) 2019 Actual IDACORP Earnings Per Diluted Share Guidance $ 4.45 – $ 4.65 $ 4.61 Idaho Power Additional Amortization of Accumulated None None Deferred Investment Tax Credits Idaho Power Operations & Maintenance Expense $ 350 – $ 360 $ 356 Idaho Power Capital Expenditures, Excluding $ 300 – $ 310 $ 295 Allowance for Funds Used During Construction Idaho Power Hydroelectric Generation (MWh) 6.5 – 8.5 8.3 (1) As of February 20, 2020. 11

Weather Outlook March Through May 2020 EC Means Equal Chances for Above, Normal or Below A Means Above B Means Below 12 Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, January 16, 2020

Contact Information Investors & Analysts Media Justin S. Forsberg Jordan Rodriguez Director of Investor Relations & Treasury Corporate Communications (208) 388-2728 (208) 388-2460 JForsberg@idacorpinc.com JRodriguez@idahopower.com Webcast and presentation on WWW.IDACORPINC.COM